Dividend per ordinary share	12 Months Ended
Dec. 31, 2020
Dividend per ordinary share [abstract]
Dividend per ordinary share

30 Dividend per ordinary share

Dividends to shareholders of the parent
	Per ordinary share (in EUR)	Total (in EUR million)
Dividends on ordinary shares:
In respect of 2018
- Interim dividend, paid in cash in August 2018	0.24	934
- Final dividend, paid in cash in May 2019	0.44	1,714
Total dividend in respect of 2018	0.68	2,648
In respect of 2019
- Interim dividend, paid in cash in August 2019	0.24	935
- Final dividend		0
Total dividend in respect of 2019	0.24	935
In respect of 2020
- Interim dividend, paid in February 2021	0.12	468
Total dividend in respect of 2020	0.12	468

ING Groep N.V. is required to withhold tax of 15% on dividends paid.

In March 2020, ING Group announced that it will suspend any payment of dividends until 1 October 2020 following an industry wide recommendation of the ECB. The ECB subsequently updated their recommendation, lastly in December 2020, extending the timeframe to 1 October 2021. Final dividend 2019 was therefore not paid in 2020.

ING paid in February 2021 a cash-only interim dividend of EUR 468 million (EUR 0.12 per share). This amount is equal to 15% of adjusted net profit for 2020, in line with the ECB recommendation of 15 December 2020, which included a definition of adjusted net profit.

Refer to note 51 Capital Management for more information about the change in ING’s dividend policy and the ECB recommendations regarding dividend payments